Exhibit 10.15


                  Compensation for Research and Development and

                      Technology for Field Emission Display
                      -------------------------------------

This Agreement is between CopyTele, Inc. ("CopyTele") located at 900 Walt Whitman Road, Melville, New York 11747, and Volga Svet Ltd. ("Volga Svet") located at 101 Prospekt 50 let Oktyabrya, Saratov, 410052, Russia.

The amount of compensation by CopyTele to Volga in accordance with Sections 5.2 and 9 of the Agreement dated 10 May, 2001 between CopyTele and Volga Svet (the "10 May Agreement") is set forth in Attachment 1. The funds to be received by Volga will be used mainly for research and development, purchasing of facilities and production areas for Field Emission Display technology for additional work to be performed by Volga during Phase I of the 10 May Agreement. The compensation includes payments for license rights under Russia Patent No. 2152662.

It is agreed that the first paragraph of Section 9 of the 10 May Agreement be modified to read as follows:

Volga shall grant to CopyTele a non-exclusive, irrevocable and worldwide license of its background Patents and Background Technology with the right to CopyTele to sublicense Futaba, its Affiliates and Associates upon payment by Futaba to CopyTele and CopyTele to Volga of the amounts referenced in Paragraph 5.2.



Volga Svet Ltd.                                    CopyTele, Inc.
By: /s/ Boris I. Gorfinkel                         By:/s/ Denis A. Krusos
    ----------------------                            -------------------
     Boris I. Gorfinkel                                 Denis A. Krusos
     Director                                           Chairman of the Board

Date: February 1, 2002                             Date: February 1, 2002

Agreed with:
N.D. Zhukov, Director,
R&D Institute, Volga

/s/ N.D. Zhukov

                                  Attachment 1
                                  ------------

                                  Compensation
                                  ------------

The payment of $US 750,000.00 will be transferred by CopyTele to the account of Volga Svet according to the following schedule:

               February 4, 2002                   $US 200,000.00

               March 4, 2002                      $US 100,000.00

               April 4, 2002                      $US 150,000.00

               May 4, 2002                        $US 150,000.00

               June 4, 2002                       $US 150,000.00

               Total                              $US 750,000.00

Payments are effected without submission of invoices from Volga Svet Bank references Volga Svet Ltd.:
Israel Discount Bank of New York,
New York, USA






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